UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 24, 2021

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01. Other Events.

On November 24, 2021, The Chemours Company AR, LLC, a Delaware limited liability company (“Chemours AR”), and The Chemours Company FC, LLC, a Delaware limited liability company (“Chemours FC”), entered into an amendment (the “Second Amendment”) to the Amended and Restated Receivables Purchase Agreement, dated as of March 9, 2020, as amended on March 5, 2021 (the “Receivables Purchase Agreement”). Chemours AR and Chemours FC entered into the Second Amendment with The Toronto-Dominion Bank, as Administrative Agent, as LC Bank, as a Group Agent, and as a Related Committed Purchaser, and Reliant Trust, as a Conduit Purchaser. Chemours FC is a wholly-owned subsidiary of The Chemours Company, a Delaware corporation (the “Company”), and Chemours AR is a wholly-owned, bankruptcy-remote special purpose subsidiary of Chemours FC.

The Second Amendment, among other things, extends the term of the Receivables Purchase Agreement, such that Chemours AR may sell certain receivables and request investments and letters of credit until the earlier of March 6, 2024 or another event that constitutes a “Termination Date” under the Receivables Purchase Agreement. Prior to giving effect to the Second Amendment, the Receivables Purchase Agreement was scheduled to expire on March 6, 2023. The Second Amendment also added excluded obligors to the facility.

The foregoing description is only a summary of the Second Amendment, and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 99.1 hereto, and which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

99.1* 99.2*

Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of November 24, 2021.

Exhibit A to the Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of November 24, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

______________

* Certain schedules and exhibits to Exhibit 99.1 and 99.2 have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial
Officer

Date:	December 1, 2021